UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Item 1. Report to Stockholders.

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:

Bahl & Gaynor Income Growth Fund
Class A/AFNAX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Bahl & Gaynor Income Growth Fund (“Fund”) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://mf.bahl-gaynor.com/#fund-documents. You can also request this information by contacting us at (833) 472-2140.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bahl & Gaynor Income Growth Fund (Class A/AFNAX)	$112	1.05%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
The Bahl & Gaynor Income Growth Fund (the “Fund”) Class A returned +14.10% (7.82% net of load) for the Fund’s Fiscal Year, ended June 30, 2024. Over the same period, the Standard & Poor’s 500 Index[1] (S&P 500) increased +24.56%.
The Fund’s large-cap core approach seeks to provide high current income that consistently rises.  The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments.
During the Fiscal Year, the underlying Fund holdings delivered one-year growth in portfolio income (cash dividends received) of approximately +5.7%.
The Fund performed in line with its investible universe of stocks yielding 2.0% or greater, which returned +14.27%. However, that cohort of stocks underperformed non-dividend payers and dividend payers with a yield of 0-2%, each of which returned 26.66% and 31.42%, respectively, for the one-year period ended 6/30/2024.
TOP PERFORMANCE CONTRIBUTORS
From a sector standpoint, selection effect within Health Care contributed positively to Fund performance. Additionally, selection effect within Energy also benefited Fund performance, though this was offset by an overweight to the sector.
Top Position Contributors:
       1. Broadcom (AVGO)
       2. Eli Lilly & Co. (LLY)
       3. Eaton Corp (ETN)
TOP PERFORMANCE DETRACTORS
From a sector perspective, Consumer Staples and no ownership within the Communication Services sector contributed negatively to Fund performance.
Top Position Detractors:
      1. Air Products & Chemicals (APD)
      2. United Parcel Service (UPS)
       3. Starbucks (SBUX)
The views in this letter were as of June 30, 2024, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Bahl & Gaynor Income Growth Fund (Class A/AFNAX)	7.82%	7.42%	8.35%
Bahl & Gaynor Income Growth Fund (Class A/AFNAX) — excluding sales load	14.10%	8.65%	8.96%
S&P 500 Index	24.56%	15.05%	12.86%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://mf.bahl-gaynor.com/#fund-documents for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,845,215,975
Total number of portfolio holdings	50
Total advisory fee paid/(reimbursed)	$12,105,847
Portfolio turnover rate as of the end of the reporting period	16%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. Interest rate presented in the Top Ten Holdings are as of the reporting period end. The Sector Allocation chart represents Common Stocks held by the Fund.
Top Ten Holdings
Broadcom, Inc., 5.25%	7.0%
Eli Lilly & Co., 1.30%	5.8%
Merck & Co., Inc., 0.77%	4.4%
AbbVie, Inc., 1.55%	4.3%
PepsiCo, Inc., 1.35%	3.6%
Procter & Gamble Co., 1.01%	3.4%
Mondelez International, Inc., Class A, 0.42%	3.2%
Eaton Corp. PLC, 0.94%	3.2%
NextEra Energy, Inc., 0.52%	3.0%
Chevron Corp., 1.63%	3.0%
Asset Allocation
Sector Allocation
Material Fund Changes
Bahl & Gaynor, Inc., located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio 45202, became the Fund's investment advisor pursuant to an investment advisory agreement between the Investment Managers Series Trust on behalf of the Fund and the Advisor (the "Advisory Agreement").  The Advisor is registered as an investment adviser with the SEC and provides investment advisory services for institutional clients and high net worth individuals.  The Advisory Agreement became effective on  April 1, 2024, and was approved by the Fund's shareholders on June 11, 2024.  Prior to April 1, 2024, Advisor Asset Management, Inc. was the Fund's previous investment advisor.
As of April 1, 2024, The Fund was renamed to the Bahl & Gaynor Income Growth Fund.  Prior to that period, the Fund was called AAM/Bahl & Gaynor Income Growth Fund.
Effective July 1, 2024,  Bahl & Gaynor, Inc. (the "Advisor") has contractually agreed to (i) lower its management fee for the Bahl & Gaynor Income Growth Fund (the "Fund") from 0.65% to 0.45% of the Fund's average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses from 1.08% to 0.93% of the average daily net assets of the Fund's Class A shares.
This is a summary of certain changes since July 1, 2023.  For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 31, 2024, at https://mf.bahl.-gaynor.com/#fund-documents, or upon request at  1-833-472-2140.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://mf.bahl-gaynor.com/#fund-documents. You can also request this information by contacting us at (833) 472-2140.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (833) 472-2140 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund's distributor.

Bahl & Gaynor Income Growth Fund
Class C/AFYCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Bahl & Gaynor Income Growth Fund (“Fund”) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://mf.bahl-gaynor.com/#fund-documents. You can also request this information by contacting us at (833) 472-2140.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bahl & Gaynor Income Growth Fund (Class C/AFYCX)	$192	1.80%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
The Bahl & Gaynor Income Growth Fund (the “Fund”) Class C returned +13.29% for the Fund’s Fiscal Year, ended June 30, 2024. Over the same period, the Standard & Poor’s 500 Index[1] (S&P 500) increased +24.56%.
The Fund’s large-cap core approach seeks to provide high current income that consistently rises.  The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments.
During the Fiscal Year, the underlying Fund holdings delivered one-year growth in portfolio income (cash dividends received) of approximately +5.7%.
The Fund performed in line with its investible universe of stocks yielding 2.0% or greater, which returned +14.27%. However, that cohort of stocks underperformed non-dividend payers and dividend payers with a yield of 0-2%, each of which returned 26.66% and 31.42%, respectively, for the one-year period ended 6/30/2024.
TOP PERFORMANCE CONTRIBUTORS
From a sector standpoint, selection effect within Health Care contributed positively to Fund performance. Additionally, selection effect within Energy also benefited Fund performance, though this was offset by an overweight to the sector.
Top Position Contributors:
            1. Broadcom (AVGO)
            2. Eli Lilly & Co. (LLY)
            3. Eaton Corp (ETN)
TOP PERFORMANCE DETRACTORS
From a sector perspective, Consumer Staples and no ownership within the Communication Services sector contributed negatively to Fund performance.
Top Position Detractors:
            1. Air Products & Chemicals (APD)
            2. United Parcel Service (UPS)
            3. Starbucks (SBUX)
The views in this letter were as of June 30, 2024, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Bahl & Gaynor Income Growth Fund (Class C/AFYCX)	12.29%	7.83%	8.15%
Bahl & Gaynor Income Growth Fund (Class C/AFYCX) — excluding sales load	13.29%	7.83%	8.15%
S&P 500 Index	24.56%	15.05%	12.86%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://mf.bahl-gaynor.com/#fund-documents for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,845,215,975
Total number of portfolio holdings	50
Total advisory fee paid/(reimbursed)	$12,105,847
Portfolio turnover rate as of the end of the reporting period	16%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. Interest rate presented in the Top Ten Holdings are as of the reporting period end. The Sector Allocation chart represents Common Stocks held by the Fund.
Top Ten Holdings
Broadcom, Inc., 5.25%	7.0%
Eli Lilly & Co., 1.30%	5.8%
Merck & Co., Inc., 0.77%	4.4%
AbbVie, Inc., 1.55%	4.3%
PepsiCo, Inc., 1.35%	3.6%
Procter & Gamble Co., 1.01%	3.4%
Mondelez International, Inc., Class A, 0.42%	3.2%
Eaton Corp. PLC, 0.94%	3.2%
NextEra Energy, Inc., 0.52%	3.0%
Chevron Corp., 1.63%	3.0%
Asset Allocation
Sector Allocation
Material Fund Changes
Bahl & Gaynor, Inc., located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio 45202, became the Fund’s investment advisor pursuant to an investment advisory agreement between the  Investment Managers Series Trust on behalf of the Fund and the Advisor (the “Advisory Agreement”).  The Advisor is registered as an investment adviser with the SEC and provides investment advisory services for institutional clients and high net worth individuals.  The Advisory Agreement became effective on April 1, 2024, and was approved by the Fund’s shareholders on June 11, 2024.  Prior to April 1, 2024, Advisor Asset Management, Inc. was the Fund’s previous investment advisor.
As of April 1, 2024, The Fund was renamed to the Bahl & Gaynor Income Growth Fund.  Prior to that period, the Fund was called AAM/Bahl & Gaynor Income Growth Fund.
Effective July 1, 2024, Bahl & Gaynor, Inc.  (the “Advisor”) has contractually agreed to (i) lower its management fee for the Bahl & Gaynor Income Growth Fund (the “Fund”) from 0.65% to 0.45% of the Fund’s average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses from 1.83% to 1.68% of the average daily net assets of the Fund's Class C shares.
This is a summary of certain changes since July 1, 2023.  For more complete information, you may review the Fund’s next prospectus, which we expect to be available by October 31, 2024, at https://mf.bahl-gaynor.com/#fund-documents, or upon request at 1-833-472-2140.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://mf.bahl-gaynor.com/#fund-documents. You can also request this information by contacting us at (833) 472-2140.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (833) 472-2140 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund's distributor.

Bahl & Gaynor Income Growth Fund
Class I/AFNIX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Bahl & Gaynor Income Growth Fund (“Fund”) for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://mf.bahl-gaynor.com/#fund-documents. You can also request this information by contacting us at (833) 472-2140.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bahl & Gaynor Income Growth Fund (Class I/AFNIX)	$86	0.80%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
The Bahl & Gaynor Income Growth Fund (the “Fund”) Class I returned +14.39% for the Fund’s Fiscal Year, ended June 30, 2024. Over the same period, the Standard & Poor’s 500 Index[1] (S&P 500) increased +24.56%.
The Fund’s large-cap core approach seeks to provide high current income that consistently rises.  The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments.
During the Fiscal Year, the underlying Fund holdings delivered one-year growth in portfolio income (cash dividends received) of approximately +5.7%.
The Fund performed in line with its investible universe of stocks yielding 2.0% or greater, which returned +14.27%. However, that cohort of stocks underperformed non-dividend payers and dividend payers with a yield of 0-2%, each of which returned 26.66% and 31.42%, respectively, for the one-year period ended 6/30/2024.
TOP PERFORMANCE CONTRIBUTORS
From a sector standpoint, selection effect within Health Care contributed positively to Fund performance. Additionally, selection effect within Energy also benefited Fund performance, though this was offset by an overweight to the sector.
Top Position Contributors:
          1.Broadcom (AVGO)
          2. Eli Lilly & Co. (LLY)
          3. Eaton Corp (ETN)
TOP PERFORMANCE DETRACTORS
From a sector perspective, Consumer Staples and no ownership within the Communication Services sector contributed negatively to Fund performance.
Top Position Detractors:
          1. Air Products & Chemicals (APD)
          2. United Parcel Service (UPS)
          3. Starbucks (SBUX)
The views in this letter were as of June 30, 2024, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $25,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $25,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Bahl & Gaynor Income Growth Fund (Class I/AFNIX)	14.39%	8.91%	9.25%
S&P 500 Index	24.56%	15.05%	12.86%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://mf.bahl-gaynor.com/#fund-documents for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,845,215,975
Total number of portfolio holdings	50
Total advisory fee paid/(reimbursed)	$12,105,847
Portfolio turnover rate as of the end of the reporting period	16%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. Interest rate presented in the Top Ten Holdings are as of the reporting period end. The Sector Allocation chart represents Common Stocks held by the Fund.
Top Ten Holdings
Broadcom, Inc., 5.25%	7.0%
Eli Lilly & Co., 1.30%	5.8%
Merck & Co., Inc., 0.77%	4.4%
AbbVie, Inc., 1.55%	4.3%
PepsiCo, Inc., 1.35%	3.6%
Procter & Gamble Co., 1.01%	3.4%
Mondelez International, Inc., Class A, 0.42%	3.2%
Eaton Corp. PLC, 0.94%	3.2%
NextEra Energy, Inc., 0.52%	3.0%
Chevron Corp., 1.63%	3.0%
Asset Allocation
Sector Allocation
Material Fund Changes
Bahl & Gaynor, Inc., located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio 45202, became the Fund’s investment advisor pursuant to an investment advisory agreement between the  Investment Managers Series Trust on behalf of the Fund and the Advisor (the “Advisory Agreement”).  The Advisor is registered as an investment adviser with the SEC and provides investment advisory services for institutional clients and high net worth individuals.  The Advisory Agreement became effective on April 1, 2024, and was approved by the Fund’s shareholders on June 11, 2024.  Prior to April 1, 2024, Advisor Asset Management, Inc. was the Fund’s previous investment advisor.
As of April 1, 2024, The Fund was renamed to the Bahl & Gaynor Income Growth Fund.  Prior to that period, the Fund was called AAM/Bahl & Gaynor Income Growth Fund.
Effective July 1, 2024, Bahl & Gaynor, Inc.  (the “Advisor”) has contractually agreed to (i) lower its management fee for the Bahl & Gaynor Income Growth Fund (the “Fund”) from 0.65% to 0.45% of the Fund’s average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses from  0.83% to 0.68% of the average daily net assets of the Fund’s Class I shares.
This is a summary of certain changes since July 1, 2023.  For more complete information, you may review the Fund’s next prospectus, which we expect to be available by October 31, 2024, at https://mf.bahl-gaynor.com/#fund-documents, or upon request at 1-833-472-2140.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://mf.bahl-gaynor.com/#fund-documents. You can also request this information by contacting us at (833) 472-2140.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (833) 472-2140 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund's distributor.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-472-2140.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Bahl & Gaynor Income Growth Fund	FYE 6/30/2024	FYE 6/30/2023
(a)	Audit Fees	$17,200	$16,650
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$2,800	$2,800
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Bahl & Gaynor Income Growth Fund	FYE 6/30/2024	FYE 6/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	Bahl & Gaynor Income Growth Fund	FYE 6/30/2024	FYE 6/30/2023
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Bahl & Gaynor Income Growth Fund

(formerly, AAM/Bahl & Gaynor Income Growth Fund)

(Class A: AFNAX)

(Class C: AFYCX)

(Class I: AFNIX)

ANNUAL FINANCIALS AND OTHER INFORMATION

JUNE 30, 2024

Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Table of Contents

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Class A	6
Class C	7
Class I	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	16
Supplemental Information	17

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bahl & Gaynor Income Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.bahl-gaynor.com

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2024

Number of Shares		Value
	COMMON STOCKS — 99.2%
	CONSUMER DISCRETIONARY — 6.6%
126,637	Home Depot, Inc.	$43,593,521
197,490	McDonald's Corp.	50,328,352
352,283	Starbucks Corp.	27,425,231
		121,347,104

	CONSUMER STAPLES — 11.7%
818,070	Keurig Dr Pepper, Inc.	27,323,538
911,638	Mondelez International, Inc., Class A	59,657,591
404,153	PepsiCo, Inc.	66,656,954
380,976	Procter & Gamble Co.	62,830,562
		216,468,645

	ENERGY — 10.5%
351,522	Chevron Corp.	54,985,071
173,347	Exxon Mobil Corp.	19,955,707
748,182	Kinder Morgan, Inc.	14,866,376
149,901	ONEOK, Inc.	12,224,427
273,982	Phillips 66	38,678,039
1,234,671	Williams Cos., Inc.	52,473,517
		193,183,137

	FINANCIALS — 11.3%
104,781	CME Group, Inc.	20,599,945
179,624	JPMorgan Chase & Co.	36,330,750
235,043	Marsh & McLennan Cos., Inc.	49,528,261
306,935	PNC Financial Services Group, Inc.	47,722,254
191,114	Travelers Cos., Inc.	38,861,121
408,019	U.S. Bancorp	16,198,354
		209,240,685

	HEALTH CARE — 15.6%
93,914	Abbott Laboratories	9,758,604
457,281	AbbVie, Inc.	78,432,837
35,732	Amgen, Inc.	11,164,463
118,784	Eli Lilly & Co.	107,544,658
659,559	Merck & Co., Inc.	81,653,404
		288,553,966

	INDUSTRIALS — 13.0%
143,410	Automatic Data Processing, Inc.	34,230,533
186,867	Eaton Corp. PLC[1]	58,592,148
172,381	Fastenal Co.	10,832,422
57,387	General Dynamics Corp.	16,650,264
103,332	Illinois Tool Works, Inc.	24,485,551
72,429	Lockheed Martin Corp.	33,831,586
229,496	Paychex, Inc.	27,209,046

Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
132,621	RTX Corp.	$13,313,822
148,900	United Parcel Service, Inc., Class B	20,376,965
		239,522,337

	MATERIALS — 1.8%
125,061	Air Products & Chemicals, Inc.	32,271,991

	REAL ESTATE — 2.9%
174,530	Prologis, Inc. - REIT	19,601,464
651,860	Realty Income Corp. - REIT	34,431,245
		54,032,709

	TECHNOLOGY — 18.8%
80,155	Broadcom, Inc.	128,691,257
356,734	Cisco Systems, Inc.	16,948,432
631,580	Corning, Inc.	24,536,883
226,944	Dell Technologies, Inc., Class C	31,297,847
250,570	HP, Inc.	8,774,962
90,295	Microsoft Corp.	40,357,350
77,258	NXP Semiconductors NV1	20,789,355
143,892	QUALCOMM, Inc.	28,660,409
243,169	Texas Instruments, Inc.	47,303,666
		347,360,161

	UTILITIES — 7.0%
781,749	NextEra Energy, Inc.	55,355,647
499,353	PPL Corp.	13,807,110
567,657	Sempra	43,175,991
210,484	WEC Energy Group, Inc.	16,514,575
		128,853,323

	TOTAL COMMON STOCKS
	(Cost $1,143,910,766)	1,830,834,058

	SHORT-TERM INVESTMENTS — 0.8%
14,389,706	Fidelity Investments Money Market Treasury Portfolio - Class I 5.12%[2]	14,389,706
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $14,389,706)	14,389,706
	TOTAL INVESTMENTS — 100.0%
	(Cost $1,158,300,472)	1,845,223,764
	Liabilities in Excess of Other Assets — 0.0%	(7,789)
	TOTAL NET ASSETS — 100.0%	$1,845,215,975

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2024

Assets:
Investments, at value (cost $1,158,300,472)	$1,845,223,764
Receivables:
Fund shares sold	384,718
Dividends and interest	2,303,881
Prepaid expenses	52,397
Total assets	1,847,964,760

Liabilities:
Payables:
Fund shares redeemed	1,266,144
Advisory fees	985,717
Shareholder servicing fees (Note 7)	79,182
Distribution fees - Class A & C (Note 8)	165,559
Fund accounting and administration fees	114,230
Transfer agent fees and expenses	24,765
Custody fees	30,141
Trustees' deferred compensation (Note 3)	45,971
Auditing fees	20,026
Chief Compliance Officer fees	4,620
Trustees' fees and expenses	4,467
Accrued other expenses	7,963
Total liabilities	2,748,785

Net Assets	$1,845,215,975

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,099,587,548
Total distributable earnings (accumulated deficit)	745,628,427
Net Assets	$1,845,215,975

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$203,601,236
Number of shares issued and outstanding	8,191,689
Net asset value per share[1]	$24.85
Maximum sales charge (5.50% of offering price)[2]	1.45
Maximum offering price to public	$26.30

Class C Shares:
Net assets applicable to shares outstanding	$150,984,767
Number of shares issued and outstanding	6,150,113
Net asset value per share[3]	$24.55

Class I Shares:
Net assets applicable to shares outstanding	$1,490,629,972
Number of shares issued and outstanding	59,814,448
Net asset value per share	$24.92

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2024

Investment income:
Dividends (net of foreign withholding taxes of $51,169)	$50,181,376
Interest	1,163,180
Total investment income	51,344,556

Expenses:
Advisory fees	12,105,847
Shareholder servicing fees (Note 7)	1,274,918
Distribution fees - Class A (Note 8)	466,497
Distribution fees - Class C (Note 8)	1,570,991
Fund accounting and administration fees	925,275
Transfer agent fees and expenses	119,174
Custody fees	114,240
Shareholder reporting fees	121,288
Registration fees	78,208
Legal fees	37,543
Trustees' fees and expenses	32,254
Chief Compliance Officer fees	21,469
Auditing fees	20,120
Insurance fees	8,771
Miscellaneous	1,884
Interest expense	653
Net expenses	16,899,132
Net investment income (loss)	34,445,424

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	71,640,873
Total net realized gain (loss) on:	71,640,873
Net change in unrealized appreciation (depreciation) on:
Investments	137,169,065
Net change in unrealized appreciation (depreciation)	137,169,065
Net realized and unrealized gain (loss)	208,809,938

Net Increase (Decrease) in Net Assets from Operations	$243,255,362

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$34,445,424	$39,682,857
Net realized gain (loss) on investments	71,640,873	11,814,690
Net change in unrealized appreciation (depreciation) on investments	137,169,065	110,612,288
Net increase (decrease) in net assets resulting from operations	243,255,362	162,109,835

Distributions to Shareholders:
Distributions:
Class A	(5,791,447)	(8,655,721)
Class C	(3,884,025)	(6,946,414)
Class I	(51,391,220)	(78,950,479)
Total distributions to shareholders	(61,066,692)	(94,552,614)

Capital Transactions:
Net proceeds from shares sold:
Class A	52,638,563	48,586,709
Class C	12,240,017	16,763,551
Class I	210,823,631	337,963,530
Reinvestment of distributions:
Class A	3,348,302	5,163,190
Class C	2,524,539	4,340,695
Class I	28,885,004	44,492,597
Cost of shares redeemed:
Class A1	(58,110,479)	(54,660,352)
Class C2	(45,956,405)	(35,563,768)
Class I3	(511,293,830)	(398,630,024)
Net increase (decrease) in net assets from capital transactions	(304,900,658)	(31,543,872)

Total increase (decrease) in net assets	(122,711,988)	36,013,349

Net Assets:
Beginning of period	1,967,927,963	1,931,914,614
End of period	$1,845,215,975	$1,967,927,963
Capital Share Transactions:
Shares sold:
Class A	2,273,491	2,198,330
Class C	542,596	762,772
Class I	9,109,208	15,236,292
Shares reinvested:
Class A	147,366	233,563
Class C	112,659	198,443
Class I	1,268,435	2,008,073
Shares redeemed:
Class A	(2,522,625)	(2,481,064)
Class C	(2,007,382)	(1,634,036)
Class I	(22,213,802)	(17,912,037)
Net increase (decrease) in capital share transactions	(13,290,054)	(1,389,664)

[1]	Net of redemption fee proceeds of $10,806 and $12,462, respectively.
[2]	Net of redemption fee proceeds of $3,243 and $1,577, respectively.
[3]	Net of redemption fee proceeds of $17,666 and $47,385, respectively.

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.48	$21.72	$23.00	$17.85	$18.68
Income from Investment Operations:
Net investment income (loss) [1]	0.39	0.42	0.32	0.30	0.32
Net realized and unrealized gain (loss)	2.70	1.38	(1.21)	5.15	(0.78)
Total from investment operations	3.09	1.80	(0.89)	5.45	(0.46)

Less Distributions:
From net investment income	(0.39)	(0.42)	(0.31)	(0.30)	(0.30)
From net realized gain	(0.33)	(0.62)	(0.08)	-	(0.07)
Total distributions	(0.72)	(1.04)	(0.39)	(0.30)	(0.37)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$24.85	$22.48	$21.72	$23.00	$17.85

Total return[3]	14.10%	8.43%	(4.02)%	30.83%	(2.55)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$203,601	$186,429	$181,239	$185,036	$133,287

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.05%	1.04%	1.06%	1.08%	1.07%
After fees waived and expenses absorbed/recovered	1.05%	1.04%	1.08%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.71%	1.88%	1.36%	1.48%	1.75%
After fees waived and expenses absorbed/recovered	1.71%	1.88%	1.34%	1.48%	1.74%

Portfolio turnover rate	16%	14%	12%	16%	16%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.21	$21.48	$22.76	$17.67	$18.50
Income from Investment Operations:
Net investment income (loss) [1]	0.22	0.25	0.14	0.15	0.18
Net realized and unrealized gain (loss)	2.67	1.35	(1.19)	5.09	(0.78)
Total from investment operations	2.89	1.60	(1.05)	5.24	(0.60)

Less Distributions:
From net investment income	(0.22)	(0.25)	(0.15)	(0.15)	(0.16)
From net realized gain	(0.33)	(0.62)	(0.08)	-	(0.07)
Total distributions	(0.55)	(0.87)	(0.23)	(0.15)	(0.23)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$24.55	$22.21	$21.48	$22.76	$17.67

Total return[3]	13.29%	7.57%	(4.72)%	29.82%	(3.28)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$150,985	$166,655	$175,609	$194,729	$164,872

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.80%	1.79%	1.81%	1.83%	1.82%
After fees waived and expenses absorbed/recovered	1.80%	1.79%	1.83%	1.83%	1.83%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.96%	1.13%	0.61%	0.73%	1.00%
After fees waived and expenses absorbed/recovered	0.96%	1.13%	0.59%	0.73%	0.99%

Portfolio turnover rate	16%	14%	12%	16%	16%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.54	$21.78	$23.06	$17.89	$18.73
Income from Investment Operations:
Net investment income (loss) [1]	0.45	0.47	0.38	0.36	0.37
Net realized and unrealized gain (loss)	2.71	1.38	(1.21)	5.16	(0.80)
Total from investment operations	3.16	1.85	(0.83)	5.52	(0.43)

Less Distributions:
From net investment income	(0.45)	(0.47)	(0.37)	(0.35)	(0.34)
From net realized gain	(0.33)	(0.62)	(0.08)	-	(0.07)
Total distributions	(0.78)	(1.09)	(0.45)	(0.35)	(0.41)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$24.92	$22.54	$21.78	$23.06	$17.89

Total return[3]	14.39%	8.68%	(3.77)%	31.19%	(2.36)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,490,630	$1,614,844	$1,575,066	$1,667,592	$1,346,619

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	0.80%	0.79%	0.81%	0.83%	0.82%
After fees waived and expenses absorbed/recovered	0.80%	0.79%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.96%	2.13%	1.61%	1.73%	2.00%
After fees waived and expenses absorbed/recovered	1.96%	2.13%	1.59%	1.73%	1.99%

Portfolio turnover rate	16%	14%	12%	16%	16%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2024

Note 1 – Organization

Bahl & Gaynor Income Growth Fund (formerly, the AAM/Bahl & Gaynor Income Growth Fund) (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is current and growing income, secondarily downside protection and thirdly long-term capital appreciation. The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013. Effective May 15, 2024, the Fund no longer accepts purchases for its Class C Shares. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2024

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2024, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2024

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

At a meeting held on February 23, 2024, upon the recommendation of Advisors Asset Management, Inc. (“AAM”), the then-current investment advisor of the Fund, the Board of Trustees (the “Board”) of the Trust approved (i) the termination of the current advisory agreement between AAM and the Trust, on behalf of the Fund, effective as of April 1, 2024 (the “Effective Date”), (ii) a new investment advisory agreement between the Trust and Bahl & Gaynor, Inc. (“Bahl & Gaynor”) (the “New Agreement”), effective upon shareholder approval, and (iii) an interim advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “Interim Agreement”), effective on the Effective Date, under which Bahl & Gaynor may provide investment advisory services for the Fund for up to 150 days pending shareholder approval of the New Agreement. Prior to Effective Date, Bahl & Gaynor served as the Fund’s Sub-Advisor, and AAM paid Bahl & Gaynor from its advisory fees.

Under the Interim Agreement, Bahl & Gaynor (the “Advisor”) receives the same annual advisory fee that AAM received from the Fund under the current advisory agreement (0.65% of the Fund’s average daily net assets). For the effective period of the Interim Agreement, Bahl & Gaynor will maintain the Fund’s current expense limitations. Under the New Agreement, if approved by the Fund’s shareholders, Bahl & Gaynor will receive a lower advisory fee rate (0.45% of the Fund’s average daily net assets).

Shareholders of the Fund approved the New Advisory Agreement between the Trust and Bahl & Gaynor at a meeting held on June 11, 2024. Voting results are disclosed in Supplementary Information pages.

The Advisors have contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83% and 0.83% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2033, and it may be terminated before that date only by the Trust’s Board of Trustees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2024, are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2024

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2024, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2024, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,160,009,581

Gross unrealized appreciation	$707,883,920
Gross unrealized depreciation	(22,669,737)

Net unrealized appreciation/(depreciation)	$685,214,183

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,098,871
Undistributed long-term capital gains	56,361,344
Tax accumulated earnings	60,460,215

Accumulated capital and other losses
Unrealized Trustees’ deferred compensation	(45,971)
Unrealized appreciation/(depreciation) on investments	685,214,183
Total accumulated earnings/(deficit)	$745,628,427

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2024

The tax character of the distributions paid during the fiscal years ended June 30, 2024 and June 30, 2023, were as follows:

Distributions paid from:	2024	2023
Ordinary income	$34,464,486	$39,629,868
Net long-term capital gains	26,602,206	54,922,746
Total distributions paid	$61,066,692	$94,552,614

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2024, and the year ended June 30, 2023, the Fund received $31,715 and $61,424 respectively.

Note 6 – Investment Transactions

For the year ended June 30, 2024, purchases and sales of investments, excluding short-term investments, were $298,401,818 and $600,477,890 respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2024, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A Shares and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended June 30, 2024, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2024

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,830,834,058	$-	$-	$1,830,834,058
Short-Term Investments	14,389,706	-	-	14,389,706
Total Investments	$1,845,223,764	$-	$-	$1,845,223,764

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Bahl & Gaynor Income Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2024

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Fund has adopted procedures in accordance with the SEC’s rules and form amendments.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Effective July 1, 2024, the Advisor has agreed to (i) lower its management fee for the Fund from 0.65% to 0.45% of the Fund’s average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses of the Fund from 1.08% to 0.93%, 1.83% to 1.68% and 0.83% to 0.68% of the average daily net assets of the Fund’s Class A shares, Class C shares and Class I shares, respectively.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Bahl & Gaynor Income Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bahl & Gaynor Income Growth Fund (formerly, AAM/Bahl & Gaynor Income Growth Fund) (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2024

Bahl & Gaynor Income Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2024, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 100.00% as qualified dividend income paid during the year ended June 30, 2024.

Long-Term Capital Gain

The Fund designates $26,602,206 as a long-term capital gain distribution.

Results of Shareholder Meeting

At a meeting held on June 11, 2024, shareholders of the Fund approved the New Advisory Agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor, Inc. The number of shares voted were as follows:

For	Against	Abstain	Total
45,947,734	146,449	472,916	46,567,099

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Consideration of Investment Advisory Agreement (Unaudited)

At a meeting held on February 23, 2024, upon the recommendation of Advisors Asset Management, Inc. (“AAM”), the then-current investment advisor of the Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), the Board of Trustees (the “Board”) of the Trust, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the following:

•	the termination of the then-current investment advisory agreement (the “AAM Advisory Agreement”) between the Trust, on behalf the Fund, and AAM, effective as of April 1, 2024 (the “Effective Date”);

•	an interim investment advisory agreement (the “Interim Agreement”) between the Trust, on behalf of the Fund, and Bahl & Gaynor, Inc. (“Bahl & Gaynor”), effective as of the Effective Date; and

•	a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Bahl & Gaynor, effective upon approval by the shareholders of the Fund.

Prior to the meeting, AAM informed the Board that it no longer wished to serve as the investment advisor to the Fund and recommended the appointment of Bahl & Gaynor as the investment advisor to the Fund. Bahl & Gaynor served as the Fund’s sub-advisor from the commencement of the Fund’s operations until April 1, 2024, pursuant to an investment sub-advisory agreement between AAM and Bahl & Gaynor (the “Sub-Advisory Agreement”). The termination of the AAM Advisory Agreement resulted in the immediate termination of the Sub-Advisory Agreement, pursuant to the terms of the Sub-Advisory Agreement. Under Rule 15a-4 under the 1940 Act, the Interim Agreement is effective for up to 150 days from the Effective Date, pending shareholder approval of the New Advisory Agreement, in which case the New Advisory Agreement would remain in effect for a two-year period and would be subject to annual renewal thereafter. The terms of the Interim Agreement are substantially similar to those of the AAM Advisory Agreement, and the Fund’s investment objective and principal investment strategies would not change in connection with the effectiveness of the Interim Agreement. The advisory fee rate under the Interim Agreement is the same as the advisory fee rate under the AAM Advisory Agreement.

Under the New Advisory Agreement, Bahl & Gaynor would provide investment advisory services to the Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the AAM Advisory Agreement, except that the annual advisory fee rate would be 20 basis points lower (0.45% of the average net assets of the Fund versus 0.65%). The investment objective and principal investment strategies for the Fund would not change in connection with the effectiveness of the New Advisory Agreement. Based on AAM’s recommendation as well as the Board’s experience with Bahl & Gaynor when it served as sub-advisor to the Fund, the Board unanimously approved the New Advisory Agreement subject to the approval of the Fund’s shareholders. The Fund’s shareholders approved the New Advisory Agreement at a meeting held on June 11, 2024, and Bahl & Gaynor began providing services to the Fund under the New Advisory Agreement on the same date.

In approving the Interim Agreement and the New Advisory Agreement, the Board, including the Independent Trustees, determined that each such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund, the Interim Agreement, and the New Advisory Agreement from Bahl & Gaynor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Bahl & Gaynor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Fund’s benchmark, the S&P 500 Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Blend fund universe (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Interim Agreement and the New Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings with respect to Bahl & Gaynor’s performance as sub-advisor to the Fund. No representatives of Bahl & Gaynor were present during the Board’s consideration of the Interim Agreement or the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Interim Agreement and the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

The Board noted that no changes to the Fund’s investment objective and investment strategies were being proposed and that the investment advisory personnel of Bahl & Gaynor who provided services to the Fund would continue to do so. The Board, therefore, believed it was appropriate to consider information included in the meeting materials regarding the performance of the Fund for periods during which Bahl & Gaynor served as sub-advisor. The Board noted that the materials they reviewed indicated that the Fund’s annualized total returns for the one-, three-, five-, and ten-year periods were below the Peer Group median returns by 13.91%, 1.51%, 3.76%, and 1.28%, respectively. The Fund’s annualized total returns for the one-, three-, five-, and ten-year periods were below the Fund Universe median returns by 16.95%, 2.27%, 4.39%, and 1.76%, respectively. The Fund’s annualized total returns for the one-, three-, five-, and ten-year periods were below the S&P 500 Index returns by 19.50%, 3.16%, 5.37%, and 2.88%, respectively. The Trustees noted that the Fund’s investment objectives are to seek primarily current and growing income, secondarily downside protection, and thirdly long-term capital appreciation. The Trustees considered Bahl & Gaynor’s observations that the Fund seeks to deliver a reduced-risk experience for investors that also value generating inflation-adjusted income growth from their equity holdings, and that while 2023 rewarded risk assets, the Fund was in the first quartile (which is the most favorable) for standard deviation and Morningstar risk score over all periods compared to the Peer Group. The Trustees also considered Bahl & Gaynor’s explanation that the Fund’s underperformance relative to the S&P 500 Index in 2023 was primarily due to the Fund’s investments in high-quality companies with strong dividend growth prospects; that 2023 was a mediocre year for S&P 500 Index dividend stocks with a yield greater than 2% as the market embraced a “recession delayed” mentality; and that the S&P 500 Index’s performance was dominated by the growth factor, which is typically characterized by lower yielding or non-dividend paying stocks. The Trustees also considered that much of the S&P 500 Index’s return in 2023 was driven by the narrow leadership of seven of the largest market-cap weighted stocks, which represented 1.4% of the number of stocks in the Index, but accounted for 26% of the Index’s market-cap weight and 62.2% of the Index’s 26.3% return in 2023.

The Board considered the services to be provided by Bahl & Gaynor to the Fund under the Interim Agreement and the New Advisory Agreement. In doing so, the Board considered Bahl & Gaynor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered Bahl & Gaynor’s indication that it did not anticipate any material changes in the services to be provided to the Fund under the Interim Agreement or the New Advisory Agreement compared to the services AAM had provided to the Fund under the AAM Advisory Agreement. In addition, the Board considered the overall quality of the organization and operations of Bahl & Gaynor, as well as its compliance structure.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, Bahl & Gaynor would have the capabilities, resources, and personnel necessary to manage the Fund.

Advisory Fee and Expense Ratio

The Board considered that the Fund’s proposed advisory fee and expense caps would be lower under the New Advisory Agreement than under the AAM Advisory Agreement. With respect to the advisory fee, the meeting materials indicated that the Fund’s proposed annual investment advisory fee under the New Advisory Agreement (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Fund’s proposed annual investment advisory fee under the Interim Agreement (gross of fee waivers) was the same as the advisory fee under the AAM Advisory Agreement, and was not in the top quartile of funds in the Peer Group. The Trustees noted that the Fund’s proposed advisory fee under the New Advisory Agreement was the same fee that Bahl & Gaynor charges to manage an exchange-traded fund with similar objectives and policies as the Fund.

The estimated annual total expenses to be paid by the Fund under the New Advisory Agreement (net of fee waivers) were lower than the Peer Group and Fund Universe medians. The estimated annual total expenses to be paid by the Fund under the Interim Agreement (net of fee waivers) were in the 86th percentile in the Peer Group, but the Trustees noted Bahl & Gaynor’s explanation that unlike certain funds included in the Peer Group, the Fund is not part of a large fund family that could provide additional resources and benefits to subsidize a larger expense waiver.

Based on its review, including its consideration of the fact that Bahl & Gaynor’s compensation under the proposed New Advisory Agreement for its services to the Fund would be lower than AAM’s compensation under the AAM Advisory Agreement, the Board concluded that in light of the services to be provided by Bahl & Gaynor to the Fund, the proposed compensation to be paid to Bahl & Gaynor under the New Advisory Agreement would be fair and reasonable. With respect to the Interim Agreement, the Board noted that the advisory fee rate and estimated annual total expenses to be paid by the Fund were the same as those under the AAM Advisory Agreement and the then-current expense limitation arrangements, and it reached the same conclusion regarding the Interim Agreement.

Profitability, Benefits to the Advisor, and Economies of Scale

The Board considered information prepared by Bahl & Gaynor relating to its expected costs and profitability with respect to the Fund, noting that Bahl & Gaynor had agreed to lower the expense limitation arrangement until June 30, 2034, with respect to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Trustees concluded that the proposed profits of Bahl & Gaynor from its relationships with the Fund were reasonable.

The Board also considered the potential benefits to be received by Bahl & Gaynor as a result of Bahl & Gaynor’s relationship with the Fund, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Bahl & Gaynor’s compliance program, the intangible benefits of Bahl & Gaynor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, Bahl & Gaynor was proposing to decrease the advisory fee under the New Advisory Agreement, which would benefit the Fund’s shareholders, and that any additional economies of scale would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Interim Agreement and the New Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the Interim Agreement and the New Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(a) (2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a) (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	9/9/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	9/9/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	9/9/2024